EXHIBIT 32.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Universal Stainless & Alloy Products, Inc. (the “Company”) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard M. Ubinger, Vice President of Finance, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

Date: March 30, 2006

/s/ Richard M. Ubinger
Richard M. Ubinger Vice President of Finance,
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)